EXHIBIT 24


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FORM 10-K
POWER OF ATTORNEY
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    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, WARD M. MILLER, JR. and C. Richard Mathews, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of Avon Products, Inc. and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of March 9, 2000.

Signature                               Title
---------                               -----


/s/Andrea Jung                          President, Chief Executive Officer
Andrea Jung                             and Director -
                                        Principal Executive Officer



/s/Jose Ferreira, Jr.                   Executive Vice President and
Jose Ferreira, Jr.                      Chief Operating Officer -
                                        International and New
                                        Business Development



/s/Susan J. Kropf                       Executive Vice President and
Susan J. Kropf                          Chief Operating Officer -
                                        North America and
                                        Global Business Operations



/s/Robert J. Corti                      Executive Vice President and
Robert J. Corti                         Chief Financial Officer -
                                        Principal Financial Officer



/s/Janice Marolda                       Vice President and Controller -
Janice Marolda                          Principal Accounting Officer


Signature                                          Title
---------                                          -----


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/s/Brenda C. Barnes                              Director
Brenda C. Barnes



/s/Richard S. Barton                             Director
Richard S. Barton



/s/Stanley C. Gault                     Chairman of the Board
Stanely C. Gault                        and Director



/s/Fred Hassan                                   Director
Fred Hassan



/s/Ann S. Moore
Ann S. Moore                                     Director



/s/Lawrence A. Weinbach                          Director
Lawrence A. Weinbach